Exhibit 99.1

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN WHOLE OR IN PART IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OF SUCH JURISDICTION
FOR IMMEDIATE RELEASE
23 March 2016
Recommended Acquisition
of
Cable & Wireless Communications Plc (“CWC” or the “Company”)
by
Liberty Global plc (“Liberty Global”)
Publication of Scheme Document
On 16 November 2015, the CWC Directors and the Liberty Global Directors announced that they had reached agreement regarding the terms of a recommended acquisition through which Liberty Global will acquire the entire issued and to be issued share capital of CWC. It is intended that the Transaction will be implemented by way of a court sanctioned scheme of arrangement under Part 26 of the Companies Act 2006 (the “Scheme”).
The Board of Directors of CWC is pleased to announce that the scheme document, which sets out, amongst other things, the full terms and conditions of the Scheme, an explanatory statement pursuant to section 897 of the Companies Act, an indicative timetable of principal events, notices of the required meetings and details of the action to be taken by CWC Shareholders, is being sent to CWC Shareholders today and has been published on the CWC website at http://www.cwc.com (the “Scheme Document”).
Together with the Scheme Document, Forms of Proxy and a Form of Election have also been published on the CWC website at http://www.cwc.com. Copies of these documents are also being sent to CWC Shareholders today.
CWC Shareholders will be able to inspect a prospectus issued by Liberty Global in relation to the New Liberty Global Shares to be allotted and issued to them pursuant to the Scheme (the “Liberty Global Prospectus”). The Liberty Global Prospectus, for which Liberty Global and the Liberty Global Directors are responsible, is also being made available today on the website of Liberty Global, at http://www.libertyglobal.com.
All of the documents will also be available shortly on the National Storage Mechanism at http://www.morningstar.co.uk/uk/nsm.
Notices to the Court and General Meeting
As described in the Scheme Document, to be effective, the Scheme will require, amongst other things, the approval of Scheme Shareholders at the Court Meeting, the passing of a Special Resolution at the General Meeting and the subsequent sanction of the Court. The Transaction is also subject to the satisfaction or waiver of the Conditions and certain further terms that are set out in the Scheme Document.

The Court Meeting and the General Meeting are scheduled to be held at 11.00 a.m. and 11.05 a.m. (or as soon thereafter as the Court Meeting has concluded) respectively, on 28 April 2016 at the offices of J.P. Morgan at 60 Victoria Embankment, London, EC4Y 0JP, United Kingdom.
It is important that, for the Court Meeting in particular, as many votes as possible are cast so that the Court may be satisfied that there is a fair and reasonable representation of Scheme Shareholder opinion. Scheme Shareholders are therefore strongly urged to complete, sign and return the Forms of Proxy (once received), or, alternatively, submit your proxy by electronic means, for both the Court Meeting and the General Meeting, as soon as possible.
Subject to approval at the relevant meetings, the satisfaction or waiver of the other Conditions set out in the Scheme Document and the sanction of the Court, the Scheme is expected to become effective on or around 16 May 2016.
Timetable
The Scheme Document contains an expected timetable of principal events relating to the Scheme, which is also attached as an Appendix to this announcement.
Exchange Ratio and Alternative Exchange Ratio
As announced on 23 November 2015, CWC intends to provide CWC Shareholders with illustrative calculations of the Exchange Ratio and the Alternative Exchange Ratio on a daily basis (on business days only) from the date on which the Scheme Document is posted until the Exchange Ratio Calculation Time. Accordingly, CWC will commence such daily announcements, which will be made via RNS and replace the weekly announcements that CWC has been making since 23 November, 2015, from tomorrow, 24 March 2016. CWC expects such announcements to be released by 10.00 a.m. (London time)on each such business day.
Capitalised terms used but not defined in this announcement have the meanings set out in the Scheme Document.

Enquiries:
CWC
Kunal Patel	Tel: +44 (0) 20 7315 4083
Mike Gittins	Tel: +44 (0) 20 7315 4184

Evercore Partners International LLP (lead financial adviser and Rule     Tel: +44 (0) 20 7653 6000
3 adviser to CWC)
Bernard Taylor
Julian Oakley

J.P. Morgan Cazenove (financial adviser and corporate broker to CWC)    Tel: +44 (0) 20 7742 4000
David Mayhew
Alex Watkins

Deutsche Bank AG, London Branch (corporate broker to CWC)            Tel: +44 (0) 20 7545 8000
Matt Hall

Maitland (public relations adviser to CWC)                    Tel: +44 (0) 20 7379 5151
Neil Bennett
Daniel Yea

Important notices relating to financial advisers
Evercore Partners International LLP (“Evercore”), which is authorised and regulated in the United Kingdom by the Financial Conduct Authority, is acting as financial adviser exclusively for CWC and no one else in connection with the matters referred to in this announcement and will not be responsible to anyone other than CWC for providing the protections afforded to clients of Evercore nor for giving advice in connection with the matters referred to in this announcement. Neither Evercore nor any of its subsidiaries, branches or affiliates owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, tort, under statute or otherwise) to any person who is not a client of Evercore in connection with this announcement, any statement contained herein or otherwise.

J.P. Morgan Limited, which conducts its UK investment banking business as J.P. Morgan Cazenove (“J.P. Morgan Cazenove”), is authorised and regulated in the United Kingdom by the Financial Conduct Authority. J.P. Morgan Cazenove is acting as financial adviser exclusively for CWC and no one else in connection with the Transaction and the contents of this announcement and will not regard any other person as its client in relation to the matters in this announcement and will not be responsible to anyone other than CWC for providing the protections afforded to clients of J.P. Morgan Cazenove, or for providing advice in relation to the Transaction, the contents of this announcement or any other matters referred to herein.

Deutsche Bank AG is authorised under German Banking Law (competent authority: European Central Bank) and, in the United Kingdom, by the Prudential Regulation Authority. It is subject to supervision by the European Central Bank and by BaFin, Germany's Federal Financial Supervisory Authority, and is subject to limited regulation in the United Kingdom by the Prudential Regulation Authority and Financial Conduct Authority. Details about the extent of its authorisation and regulation by the Prudential Regulation Authority, and regulation by the Financial Conduct Authority, are available on request or from www.db.com/en/content/eu_disclosures.htm.
Deutsche Bank AG, acting through its London branch (“DB”), is acting as corporate broker to CWC and no other person in connection with this announcement or its contents. DB will not be responsible to any person other than CWC for providing any of the protections afforded to clients of DB, nor for providing any advice in relation to any matter referred to herein. Without limiting a person's liability for fraud, neither DB nor any of its subsidiary undertakings, branches or affiliates nor any of its or their respective directors, officers, representatives, employees, advisers or agents owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of DB in connection with this announcement, any statement contained herein or otherwise.

Further information
This announcement is for information purposes only and is not intended to, and does not, constitute or form part of any offer, invitation, inducement or the solicitation of an offer to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of or exercise rights in respect of any securities, or the solicitation of any vote or approval of an offer to buy securities in any jurisdiction, pursuant to the Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities of CWC or Liberty Global pursuant to the Transaction in any jurisdiction in contravention of applicable law. The Acquisition is intended to be implemented by way of the Scheme pursuant to the terms of the Scheme Document, which contains the full terms and conditions of the Transaction, including details of how to vote in respect of the Scheme. The Scheme will be followed by the Merger. Any decision, vote or other response in respect of the Transaction should be made only on the basis of information contained in the Scheme Document. CWC Shareholders are advised to read the formal documentation in relation to the Transaction carefully once it has been despatched.

This announcement does not constitute a prospectus or prospectus-equivalent document.

Overseas jurisdictions

The release, publication or distribution of this announcement in jurisdictions other than the United Kingdom and the ability of CWC Shareholders who are not resident in the United Kingdom to participate in the Transaction may be restricted by laws and/or regulations of those jurisdictions. In particular, the ability of persons who are not resident in the United Kingdom to vote their CWC Shares with respect to the Scheme at the Court Meeting, or to execute and deliver forms of proxy appointing another to vote at the Court Meeting on their behalf, may be affected by the laws of the relevant jurisdictions in which they are located. This announcement has been prepared for the purpose of complying with English law, the Code and the Listing Rules of the Financial Conduct Authority and the information disclosed may not be the same as that which would have been disclosed if this announcement had been prepared in accordance with the laws of jurisdictions outside the United Kingdom.

Unless otherwise determined by Liberty Global and CWC or required by the Code and permitted by applicable law and regulation, the Transaction will not be made, directly or indirectly, in, into or from a Restricted Jurisdiction where to do so would violate the laws of that jurisdiction and no person may vote in favour of the Transaction by any use, means, instrumentality or form within a Restricted Jurisdiction or any other jurisdiction if to do so would constitute a violation of the laws of that jurisdiction. Accordingly, copies of this announcement and any formal documentation relating to the Transaction are not being, and must not be, directly or indirectly, mailed or otherwise forwarded, distributed or sent in or into or from any Restricted Jurisdiction and persons receiving such documents (including custodians, nominees and trustees) must not mail or otherwise forward, distribute or send them in or into or from any Restricted Jurisdiction. If the Acquisition is implemented by way of an Offer (unless otherwise permitted by applicable law and regulation), the Offer may not be made, directly or indirectly, in or into, or by the use of mails or any means or instrumentality (including, but not limited to, facsimile, email or other electronic transmission, telex or telephone) of interstate or foreign commerce of, or any facility of a national, state or other securities exchange of, any Restricted Jurisdiction and the Offer may not be capable of acceptance by any such use, means, instrumentality or facilities.

The availability of New Liberty Global Class A Ordinary Shares, New Liberty Global Class C Ordinary Shares, New LiLAC Class A Ordinary Shares and New LiLAC Class C Ordinary Shares under the Transaction to CWC Shareholders who are not resident in the United Kingdom may be affected by the laws of the relevant jurisdiction in which they are resident. In particular, securities to be issued pursuant to the Transaction have not been and will not be registered under the relevant securities laws of Japan and the relevant clearances have not been, and will not be, obtained from the securities commission of any province of Canada. No prospectus in relation to the securities to be issued pursuant to the Transaction has been, or will be, lodged with, or registered by, the Australian Securities and Investments Commission. Accordingly, such securities are not being, and may not be, offered, sold, resold, delivered or distributed, directly or indirectly in or into Australia, Canada or Japan or any other jurisdiction if to do so would constitute a violation of relevant laws of, or require registration thereof in, such jurisdiction (except pursuant to an exemption, if available, from any applicable registration requirements or otherwise in compliance with all applicable laws).

Therefore, any persons who are subject to the laws and regulations of any jurisdiction other than the United Kingdom or CWC Shareholders who are not resident in the United Kingdom should inform themselves about and observe any applicable requirements in their jurisdiction. Any failure to comply with the applicable requirements may constitute a violation of the laws and/or regulations of any such jurisdiction.

None of the securities referred to in this announcement have been approved or disapproved by the SEC, any state securities commission in the United States or any other US regulatory authority, nor have such authorities passed upon or determined the adequacy or accuracy of the information contained in this announcement. Any representation to the contrary is a criminal offence in the United States.

Further details in relation to CWC Shareholders in overseas jurisdictions is contained in the Scheme Document.

Publication on website

A copy of this announcement will be made available, free of charge and subject to certain restrictions relating to persons in Restricted Jurisdictions, on CWC's website at http://www.cwc.com/ by no later than 12 noon (London time) on the Business Day following the date of this announcement. For the avoidance of doubt, the content of such websites are not incorporated into, and do not form part of, this announcement.

Each of the CWC Directors accept responsibility for the information contained in this announcement. To the best of the knowledge and belief of each of the CWC Directors (who have taken all reasonable care to ensure that such is the case), the information contained in this announcement for which they are responsible is in accordance with the facts and does not omit anything likely to affect the import of that information.

Appendix

The expected timetable of principal events is set out below:

Event                                Time and/or date
Publication of Liberty Global Prospectus                23 March 2016
Liberty Global General Meeting                    5.00 p.m. on 20 April 2016
Latest time for lodging Forms of Proxy for the:
Court Meeting (Blue form)                    11.00 a.m. on 26 April 2016(1)
CWC General Meeting (White form)                11.05 a.m. on 26 April 2016(2)
Voting Record Time for the Court Meeting and
General Meeting                            6.00 p.m. on 26 April 2016(3)
Court Meeting                            11.00 a.m. on 28 April 2016
General Meeting                            11.05 a.m. on 28 April 2016(4)
The following dates and times associated with the Scheme are subject to change
Court Hearing (to sanction the Scheme)                11 May 2016(5)
Last day of dealings in, and for registration of transfers
of, and disablement in CREST of, CWC Shares            13 May 2016(5)
Election Return Time                        4.30 p.m. on 13 May 2016(5)
Dealings in CWC Shares suspended in London            5.00 p.m. on 13 May 2016(5, 6)
Record date for Special Dividend (3.00p)                6.00 p.m. on 13 May 2016(5, 6)
Scheme Record Time                        6.00 p.m. on 13 May 2016(5, 6)
Effective Date of the Scheme                    16 May 2016(5)
De-listing of CWC Shares                        by 8.00 a.m. on 16 May 2016(5)
New Liberty Global Shares to be issued
Commencement of dealings in New Liberty Global
Shares on NASDAQ                        16 May 2016(5)
Crediting of Liberty Global CDIs in CREST accounts            On or around 16 May 2016(5)
Despatch of Statements of Ownership relating to New
Liberty Global Shares held through the CSN Facility            within 14 days of the Effective Date
Despatch of cheques / crediting of CREST accounts in
respect of fractional entitlements to
New Liberty Global Shares                    within 14 days of the Effective Date
Despatch of Letter of Transmittal to Scheme
Shareholders in the Liberty Global Facility                within 14 days of the Effective Date

Payment of Special Dividend (3.00p)                within 14 days of the Effective Date
Long Stop Date                            31 May 2016(7)

(1)
It is requested that blue Forms of Proxy for the Court Meeting be lodged no later than 11.00 a.m. on 26 April 2016, or if the Court Meeting is adjourned, no later than 48 hours before the time fixed for the holding of the adjourned meeting (excluding any part of such 48 hour period falling on a weekend or a public holiday in the UK). Blue Forms of Proxy not so lodged may be handed to Registrar or to the Chairman of the Court Meeting at the Court Meeting (or any adjournment thereof) before the poll is taken.

(2)
White Forms of Proxy for the General Meeting must be lodged no later than 11.05 a.m. on 26 April 2016, or if the General Meeting is adjourned, no later than 48 hours before the time fixed for the holding of the adjourned meeting (excluding any part of such 48 hour period falling on a weekend or a public holiday in the UK). If the white Form of Proxy is not returned by such time, it will be invalid.

(3)
If either the Court Meeting or the General Meeting is adjourned, the Voting Record Time for the relevant adjourned meeting will be 6.00 p.m. (London time) on the day which is two days prior to the date of the adjourned meeting.

(4)	Or as soon thereafter as the Court Meeting shall have concluded or been adjourned.

(5)
This date is indicative only and will depend, among other things, on the date upon which (i) the Conditions are satisfied or (if capable of waiver) waived; (ii) the Court sanctions the Scheme; and (iii) the Court Order is delivered to the Registrar of Companies. CWC will announce any changes to these dates through a Regulatory Information Service.

(6)	Being the Business Day immediately prior to the Effective Date.

(7)
Or if the FCC Condition has not been satisfied prior to 31 May 2016, 16 December 2016, or such later date (if any) as may be agreed by Liberty Global and CWC (with the consent of the Panel) and the approval of the Court (if such approval is required). This is the latest date by which the Scheme may become effective unless CWC and Liberty Global agree, and the Panel, and if required, the Court, permits, a later date.

All references in this announcement to times are to London time unless otherwise stated.